ARIEL INVESTMENT TRUST
                             ARIEL PREMIER BOND FUND

          PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS [JUNE __], 2005

The undersigned appoints as proxies [INSERT NAMES], and each of them (with power of substitution), to vote all the undersigned's shares in Ariel Premier Bond Fund, a series of Ariel Investment Trust ("Ariel Fund") at the Special Meeting of Shareholders to be held on [June __], 2005 at [9:00 a.m.] Central time at the offices of Ariel Capital Management, LLC, 200 East Randolph Drive, Suite 2900, Chicago, IL 60601, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-[___-___-____]
                         OR LOG ON TO [WWW.PROXYWEB.COM]



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***CONTROL NUMBER: 999 999 999 999 99***      Please fold and detach card at
                                              perforation before mailing


          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF
       YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE
          OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

PLEASE FILL IN THE BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

                                                          FOR   AGAINST  ABSTAIN

1. To approve an Agreement and Plan of  Reorganization    [ ]     [ ]      [ ]
and  Termination   ("Reorganization   Plan"),  between
Ariel Investment  Trust ("Ariel Trust"),  on behalf of
Ariel  Premier  Bond Fund  ("Ariel  Bond  Fund"),  and
Neuberger  Berman Income Funds, on behalf of its newly
created  series,  Lehman Brothers Core Bond Fund ("New
Fund"),  and the  transactions  contemplated  thereby,
including  (a) the transfer of all the assets of Ariel
Bond  Fund  to,   and  the   assumption   of  all  the
liabilities  of  Ariel  Bond  Fund  by,  New  Fund  in
exchange  solely  for two  classes  of  shares  of New
Fund;  (b) the  distribution  of those New Fund shares
pro  rata  to   shareholders  of  the  respective  two
classes of Ariel Bond Fund; and (c) the termination of Ariel Bond Fund.

2. To transact  such other  business as may properly      [ ]     [ ]      [ ]
come before the meeting and any adjournment thereof.

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                    [NAME AND ADDRESS]

                                    PLEASE SIGN EXACTLY AS NAME APPEARS  HEREON.
                                    IF  SHARES  ARE  HELD IN THE  NAME OF  JOINT
                                    OWNERS, EACH SHOULD SIGN. ATTORNEYS-IN-FACT,
                                    EXECUTORS,  ADMINISTRATORS,  ETC.  SHOULD SO
                                    INDICATE. IF SHAREHOLDER IS A CORPORATION OR
                                    PARTNERSHIP,  PLEASE SIGN IN FULL  CORPORATE
                                    OR PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                    Date
                                        -----------------------------------

                                    (PLEASE SIGN IN BOX)

                                    ------------------------------------------

                                    ------------------------------------------
                                    Signature (owner, trustee, custodian, etc.)